Exhibit 2(d)(1)

Temporary Certificate -- Exchangeable for Definitive Engraved Certificate When Ready for Delivery

[GRAPHIC BORDER]

[GRAPHIC]                                                 [GRAPHIC]

COMMON STOCK                                             COMMON STOCK
     PAR VALUE                                            PAR VALUE
$.01 PER SHARE                                          $.01 PER SHARE

                         THE HIGH YIELD PLUS FUND, INC.
          THIS CERTIFICATE IS TRANSFERRABLE IN BOSTON OR NEW YORK CITY



INCORPORATED UNDER THE LAWS             SEE REVERSE FOR CERTAIN DEFINITIONS
    OF THE STATE OF MARYLAND                 CUSIP 429906 10 0


This certifies that

                                     [STAMP]

Is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

THE HIGH YIELD PLUS FUND, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of Articles of Incorporation and Bylaws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent and Registrar, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ Arthur Brown    [THE HIGH YIELD PLUS FUND, INC.    /s/ Edward D. Beach
Secretary            CORPORATE SEAL]                         President

[GRAPHIC BORDER]

                         THE HIGH YIELD PLUS FUND, INC.

      The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and, with respect to the classes of stock which may be issued in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     --as tenants in common              UNIF GIFT MIN ACT--          Custodian
                                                                   ---------           ---------
                                                                    (Cust)               (Minor)
TEN ENT     --as tenants by the entireties                         under Uniform Gifts to Minors


JT TEN      --as joint tenants with right                          Act
              of survivorship and not as                              -------------------
              tenants in common                                            (State)

                 Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED--HEREBY SELL, ASSIGN, AND TRANSFER UNDER

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARES OF THE COMMON STOCK REPRESENTED BY THE, WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY, CONSTITUTE, AND APPOINT __________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     --------------------

                                          --------------------------------------


NOTICE - THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.